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                                                                    EXHIBIT 10.1

                              STARBUCKS CORPORATION

                      2005 LONG-TERM EQUITY INCENTIVE PLAN
                          (EFFECTIVE FEBRUARY 9, 2005)

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                              STARBUCKS CORPORATION
                      2005 LONG-TERM EQUITY INCENTIVE PLAN
                                TABLE OF CONTENTS

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               PART I PURPOSE, ADMINISTRATION AND RESERVATION OF SHARES

Section 1.     PURPOSE OF THE PLAN................................................    1
Section 2.     DEFINITIONS........................................................    1
         (a)   Active Status......................................................    1
         (b)   Award..............................................................    2
         (c)   Award Agreement....................................................    2
         (d)   Beneficial Ownership...............................................    2
         (e)   Board..............................................................    2
         (f)   Change of Control..................................................    2
         (g)   Code...............................................................    3
         (h)   Committee..........................................................    3
         (i)   Common Stock.......................................................    3
         (j)   Company............................................................    3
         (k)   Consultant.........................................................    3
         (l)   Director...........................................................    3
         (m)   Disability.........................................................    3
         (n)   Effective Date.....................................................    3
         (o)   Exchange Act.......................................................    3
         (p)   Executive Officers.................................................    3
         (q)   Fair Market Value..................................................    3
         (r)   FAS 123............................................................    4
         (s)   FLSA...............................................................    4
         (t)   Former Plans.......................................................    4
         (u)   Incentive Stock Option.............................................    4
         (v)   Independent Director...............................................    4
         (w)   Maximum Annual Participant Award...................................    4
         (x)   Misconduct.........................................................    4
         (y)   Nasdaq.............................................................    5
         (aa)  Nominating and Corporate Governance Committee......................    5
         (bb)  Non-Employee Director..............................................    5
         (cc)  Nonqualified Stock Option..........................................    5
         (dd)  Option.............................................................    5
         (ee)  Optionee...........................................................    5
         (ff)  Parent.............................................................    5
         (gg)  Participant........................................................    5
         (hh)  Partner............................................................    5
         (ii)  Performance Criteria...............................................    6
         (jj)  Plan...............................................................    6
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         (kk)  Reprice............................................................    6
         (ll)  Resignation (or Resign) for Good Reason............................    6
         (mm)  Restricted Stock...................................................    6
         (nn)  Restricted Stock Units.............................................    6
         (oo)  Retirement.........................................................    6
         (pp)  SAR................................................................    7
         (pp)  SEC................................................................    7
         (qq)  Share..............................................................    7
         (ss)  Stand-Alone SARS...................................................    7
         (rr)  Subcommittee.......................................................    7
         (ss)  Subsidiary.........................................................    7
         (vv)  Tandem SARS........................................................    7
Section 3.     ADMINISTRATION OF THE PLAN.........................................    7
         (a)   Authority..........................................................    7
         (b)   Powers of the Committee............................................    7
         (c)   Effect of Committee's Decision.....................................    9
         (d)   Delegation.........................................................    9
         (e)   Administration.....................................................    9
Section 4.     SHARES SUBJECT TO THE PLAN.........................................    9
         (a)   Reservation of Shares..............................................    9
         (b)   Time of Granting Awards............................................   10
         (c)   Securities Law Compliance..........................................   10
         (d)   Substitutions and Assumptions......................................   10
Section 5.     ADJUSTMENTS TO SHARES SUBJECT TO THE PLAN..........................   10

                          PART II TERMS APPLICABLE TO ALL AWARDS

Section 6.     GENERAL ELIGIBILITY................................................   11
         (a)   Awards.............................................................   11
         (b)   Maximum Annual Participant Award...................................   11
         (c)   No Employment/Service Rights.......................................   11
Section 7.     PROCEDURE FOR EXERCISE OF AWARDS; RIGHTS AS A SHAREHOLDER..........   11
         (a)   Procedure..........................................................   11
         (b)   Method of Payment..................................................   12
         (c)   Withholding Obligations............................................   12
         (d)   Shareholder Rights.................................................   12
         (e)   Non-Transferability of Awards......................................   12
Section 8.     EXPIRATION OF AWARDS...............................................   13
         (a)   Expiration, Termination or Forfeiture of Awards....................   13
         (b)   Extension of Term..................................................   13
Section 9.     EFFECT OF CHANGE OF CONTROL........................................   13
         (a)   Acceleration.......................................................   13
         (b)   Definition.........................................................   14

              PART III SPECIFIC TERMS APPLICABLE TO OPTIONS AND STOCK AWARDS

Section 10.    GRANT, TERMS AND CONDITIONS OF OPTIONS.............................   14
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         (a)   Designation........................................................   14
         (b)   Term of Options....................................................   15
         (c)   Option Price.......................................................   15
         (d)   Vesting............................................................   15
         (e)   Substitution of Stock SARS for Options.............................   15
         (e)   Exercise...........................................................   16
Section 11.    GRANT, TERMS AND CONDITIONS OF STOCK AWARDS........................   16
         (a)   Designation........................................................   16
         (b)   Performance Critiera...............................................   16
         (d)   Vesting............................................................   16
Section 12.    GRANT, TERMS AND CONDITIONS OF SARS................................   17
         (a)   Grants.............................................................   17
         (b)   Tandem SARs........................................................   17
         (c)   Stand-Alone SARs...................................................   17
         (d)   Exercised SARs.....................................................   18

                      PART IV TERM OF PLAN AND SHAREHOLDER APPROVAL

Section 12.    TERM OF PLAN.......................................................   18
Section 13.    AMENDMENT AND TERMINATION OF THE PLAN..............................   18
         (a)   Amendment and Termination..........................................   18
         (b)   Participants in Foreign Countries..................................   18
         (c)   Effect of Amendment or Termination.................................   18
Section 14.    SHAREHOLDER APPROVAL...............................................   19
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                              STARBUCKS CORPORATION

                      2005 LONG-TERM EQUITY INCENTIVE PLAN

                                     PART I
                PURPOSE, ADMINISTRATION AND RESERVATION OF SHARES

      SECTION 1. PURPOSE OF THE PLAN. The purposes of this Plan are (a) to attract and retain the most talented Partners, officers and Directors available, and (b) to promote the growth and success of the Company's business, (i) by aligning the long-term interests of Partners, officers and Directors with those of the shareholders by providing an opportunity to acquire an interest in the Company and (ii) by providing both rewards for exceptional performance and long term incentives for future contributions to the success of the Company and its Subsidiaries.

            The Plan permits the grant of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, or SARs, at the discretion of the Committee and as reflected in the terms of the Award Agreement. Each Award will be subject to conditions specified in the Plan, such as continued employment or satisfaction of performance criteria.

            This Plan will serve as a framework for the Committee to establish sub-plans or procedures governing the grants to Partners, Directors and Consultants and Partners working outside of the United States. The awards granted under the Former Plans shall continue to be administered under the Former Plans until such time as those options are exercised, expire or become unexercisable for any reason.

      SECTION 2. DEFINITIONS. As used herein, the following definitions shall apply:

            (a) "ACTIVE STATUS" shall mean (i) for Partners, the absence of any interruption or termination of service as a Partner, (ii) for Directors, that the Director has not been removed from the Board for cause (as determined by the Company's shareholders), and (iii) for Consultants, the absence of any interruption, expiration, or termination of such person's consulting or advisory relationship with the Company or any Subsidiary or the occurrence of any termination event as set forth in such person's Award Agreement. Active Status shall not be considered interrupted (A) for a Partner in the case of sick leave, maternity leave, infant care leave, medical emergency leave, military leave, or any other leave of absence properly taken in accordance with the policies of the Company or any applicable Subsidiary as may be in effect from time to time, and
(B) for a Consultant, in the case of any temporary interruption in such person's availability to provide services to the Company or any Subsidiary which has been granted in writing by an authorized officer of the Company. Whenever a mandatory severance period applies under applicable law with respect to a termination of service as a Partner, Active Status shall be considered terminated upon such Partner's receipt of notice of termination in whatever form prescribed by applicable law.

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            (b)   "AWARD" shall mean any award or benefits granted under the
Plan, including Options, Restricted Stock, Restricted Stock Units, and SARs.

            (c) "AWARD AGREEMENT" shall mean a written or electronic agreement between the Company and the Participant setting forth the terms of the Award.

            (d) "BENEFICIAL OWNERSHIP" shall have the meaning set forth in Rule 13d-3 promulgated under the Exchange Act.

            (e)   "BOARD" shall mean the Board of Directors of the Company.

            (f) "CHANGE OF CONTROL" shall mean the first day that any one or more of the following conditions shall have been satisfied:

                  (i) the sale, liquidation or other disposition of all or substantially all of the Company's assets in one or a series of related transactions;

                  (ii) an acquisition (other than directly from the Company) of any outstanding voting securities by any person, after which such person (as the term is used for purposes of Section 13(d) or 14(d) of the Exchange Act) has Beneficial Ownership of twenty-five percent (25%) or more of the then outstanding voting securities of the Company, other than a Board approved transaction;

                  (iii) during any 36-consecutive month period, the individuals who, at the beginning of such period, constitute the Board ("Incumbent Directors") cease for any reason other than death to constitute at least a majority of the members of the Board; provided however that except as set forth in this Section 2(f)(iii), an individual who becomes a member of the Board subsequent to the beginning of the 36-month period, shall be deemed to have satisfied such 36-month requirement and shall be deemed an Incumbent Director if such Director was elected by or on the recommendation of or with the approval of at least two-thirds of the Directors who then qualified as Incumbent Directors either actually (because they were Directors at the beginning of such period) or by operation of the provisions of this section; if any such individual initially assumes office as a result of or in connection with either an actual or threatened solicitation with respect to the election of Directors (as such terms are used in Rule 14a-12(c) of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitations of proxies or consents by or on behalf of a person other than the Board, then such individual shall not be considered an Incumbent Director; or

                  (iv) a merger, consolidation or reorganization of the Company, as a result of which the shareholders of the Company immediately prior to such merger, consolidation or reorganization own directly or indirectly immediately following such merger, consolidation or reorganization less than fifty percent (50%) of the combined voting power of the outstanding voting securities of the entity resulting from such merger, consolidation or reorganization.

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            (g)   "CODE" shall mean the Internal Revenue Code of 1986, as
amended.

            (h) "COMMITTEE" shall mean the Compensation and Management Development Committee appointed by the Board.

            (i) "COMMON STOCK" shall mean the common stock of the Company, par value $0.001 per share.

            (j) "COMPANY" shall mean Starbucks Corporation, a Washington corporation, and any successor thereto.

            (k) "CONSULTANT" shall mean any person, except a Partner, engaged by the Company or any Subsidiary of the Company, to render personal services to such entity, including as an advisor, pursuant to the terms of a written agreement.

            (l)   "DIRECTOR" shall mean a member of the Board.

            (m) "DISABILITY" shall mean (i) in the case of a Participant whose employment with the Company or a Subsidiary is subject to the terms of an employment or consulting agreement that includes a definition of "Disability" as used in this Plan shall have the meaning set forth in such employment or consulting agreement during the period that such employment or consulting agreement remains in effect; and (ii) in all other cases, the term "Disability" as used in this Plan shall have the same meaning as set forth under the Company's long-term disability plan applicable to the Participant as may be amended from time to time, and in the event the Company does not maintain any such plan with respect to a Participant, a physical or mental condition resulting from bodily injury, disease or mental disorder which renders the Participant incapable of continuing his or her usual and customary employment with the Company or a Subsidiary, as the case may be, for a period of not less than 120 days or such other period as may be required by applicable law.

            (n) "EFFECTIVE DATE" shall mean the date on which the Company's shareholders have approved this Plan in accordance with applicable Nasdaq rules.

            (o) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

            (p) "EXECUTIVE OFFICERS" shall mean the officers of the Company as such term is defined in Rule 16a-1 under the Exchange Act.

            (q) "FAIR MARKET VALUE" shall mean the closing price per share of the Common Stock on Nasdaq as to the date specified (or the previous trading day if the date specified is a day on which no trading occurred), or if Nasdaq shall cease to be the principal exchange or quotation system upon which the shares of Common Stock are listed or quoted, then

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such exchange or quotation system as the Company elects to list or quote its shares of Common Stock and that the Committee designates as the Company's principal exchange or quotation system.

            (r) "FAS 123" shall mean Statements of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation", as promulgated by the Financial Accounting Standards Board.

            (s) "FLSA" shall mean the Fair Labor Standards Act of 1938, as amended.

            (t) "FORMER PLANS" shall mean the Starbucks Corporation Company-Wide 1991 Stock Option Plan, as amended, the Starbucks Corporation Amended and Restated Key Employee Stock Option Plan-1994, as amended, and the Starbucks Corporation Amended and Restated 1989 Stock Option Plan for Non-Employee Directors.

            (u) "INCENTIVE STOCK OPTION" shall mean any Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

            (v) "INDEPENDENT DIRECTOR" shall mean a Director who: (1) meets the independence requirements of Nasdaq, or if Nasdaq shall cease to be the principal exchange or quotation system upon which the shares of Common Stock are listed or quoted, then such exchange or quotation system as the Company elects to list or quote its shares of Common Stock and that the Committee designates as the Company's principal exchange or quotation system; (2) qualifies as an "outside director" under Section 162(m) of the Code; (3) qualifies as a "non-employee director" under Rule 16b-3 promulgated under the Exchange Act; and
(4) satisfies independence criteria under any other applicable laws or regulations relating to the issuance of Shares to Partners.

            (w) "MAXIMUM ANNUAL PARTICIPANT AWARD" shall have the meaning set forth in Section 6(b).

            (x) "MISCONDUCT" shall mean any of the following; provided, however, that with respect to Non-Employee Directors "Misconduct" shall mean subsection (viii) only:

                  (i) any material breach of an agreement between the Participant and the Company or any Subsidiary which, if curable, has not been cured within twenty (20) days after the Participant has been given written notice of the need to cure such breach, or which breach, if previously cured, recurs;

                  (ii) willful unauthorized use or disclosure of confidential information or trade secrets of the Company or any Subsidiary by the Participant;

                  (iii) the Participant's continued willful and intentional failure to satisfactorily perform Participant's essential responsibilities, provided that the Participant has

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been given at least thirty (30) days' written notice of the need to cure the failure and cure has not been effected within that time period, or which failure, if previously cured, recurs;

                  (iv) material failure of the Participant to comply with rules, policies or procedures of the Company or any Subsidiary as they may be amended from time to time, provided that the Participant has been given at least thirty (30) days' written notice of the need to cure the failure, if such failure is curable, and cure has not been effected within that time period, or which failure, if previously cured, recurs;

                  (v) Participant's dishonesty, fraud or gross negligence related to the business or property of the Company or any Subsidiary;

                  (vi) personal conduct that is materially detrimental to the business of the Company or any Subsidiary;

                  (vii) conviction of or plea of nolo contendere to a felony; or

                  (viii) in the case of Non-Employee Directors, the removal from the Board for cause (as determined by the Company's shareholders).

            (y)   "NASDAQ" shall mean The Nasdaq Stock Market, Inc.

            (z) "NOMINATING AND CORPORATE GOVERNANCE COMMITTEE" shall mean the Nominating and Corporate Governance Committee appointed by the Board.

            (aa) "NON-EMPLOYEE DIRECTOR" shall mean a Director who is not a Partner.

            (bb) "NONQUALIFIED STOCK OPTION" shall mean an Option that does not qualify or is not intended to qualify as an Incentive Stock Option.

            (cc) "OPTION" shall mean a stock option granted pursuant to Section 10 of the Plan.

            (dd) "OPTIONEE" shall mean a Participant who has been granted an Option.

            (ee) "PARENT" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

            (ff) "PARTICIPANT" shall mean a Partner, Director or Consultant granted an Award.

            (gg) "PARTNER" shall mean any person, including an officer, who is a common law employee of, receives remuneration for personal services to, is reflected on the official human resources database as an employee of, and is on the payroll of the Company or any

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Subsidiary of the Company. A person is on the payroll if he or she is paid from or at the direction of the payroll department of the Company, or any Subsidiary of the Company. Persons providing services to the Company, or to any Subsidiary of the Company, pursuant to an agreement with a staff leasing organization, temporary workers engaged through or employed by temporary or leasing agencies, and workers who hold themselves out to the Company, or a Subsidiary to which they are providing services as being independent contractors, or as being employed by or engaged through another company while providing the services, and persons covered by a collective bargaining agreement (unless the collective bargaining agreement applicable to the person specifically provides for participation in this Plan) are not Partners for purposes of this Plan and do not and cannot participate in this Plan, whether or not such persons are, or may be reclassified by the courts, the Internal Revenue Service, the U. S. Department of Labor, or other person or entity as, common law employees of the Company, or any Subsidiary, either solely or jointly with another person or entity.

            (hh)  "PERFORMANCE CRITERIA" shall have the meaning set forth in
Section 11(b).

            (ii) "PLAN" shall mean this Starbucks Corporation 2005 Long-Term Equity Incentive Plan, including any amendments thereto.

            (jj) "REPRICE" shall mean the adjustment or amendment of the exercise price of Options or SARs previously awarded whether through amendment, cancellation, replacement of grants or any other means.

            (kk) "RESIGNATION (OR RESIGN) FOR GOOD REASON" shall mean any voluntary termination by written resignation of the Active Status of any Partner after a Change of Control because of: (1) a material reduction in the Partner's authority, responsibilities or scope of employment; (2) an assignment of duties to the Partner inconsistent with the Partner's role at the Company (including its Subsidiaries) prior to the Change of Control, (3) a reduction in the Partner's base salary or total incentive compensation; (4) a material reduction in the Partner's benefits unless such reduction applies to all Partners of comparable rank; or (5) the relocation of the Partner's primary work location more than fifty (50) miles from the Partner's primary work location prior to the Change of Control; provided that the Partner's written notice of voluntary resignation must be tendered within one (1) year after the Change of Control, and shall specify which of the events described in (1) through (5) resulted in the resignation.

            (ll)  "RESTRICTED STOCK" shall mean a grant of Shares pursuant to
Section 11 of the Plan.

            (mm) "RESTRICTED STOCK UNITS" shall mean a grant of the right to receive Shares in the future or their cash equivalent (or both) pursuant to
Section 11 of the Plan.

            (nn) "RETIREMENT" shall mean, (i) with respect to any Partner, voluntary termination of employment after attainment of age 55 and at least ten
(10) years of credited

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service with the Company or any Subsidiary (but only during the time the
Subsidiary was a Subsidiary), as determined by the Committee in its sole discretion, and (ii) with respect to any Non-Employee Director, ceasing to be a Director pursuant to election by the Company's shareholders or by voluntary resignation with the approval of the Board's chair after having attained the age of 55 years and served continuously on the Board for at least six years.

            (oo) "SAR" shall mean a stock appreciation right awarded pursuant to Section 12 of the Plan.

            (pp)  "SEC" shall mean the Securities and Exchange Commission.

            (qq) "SHARE" shall mean one share of Common Stock, as adjusted in accordance with Section 5 of the Plan.

            (rr) "STAND-ALONE SARS" shall have the meaning set forth in Section 12(c) of the Plan.

            (ss)  "SUBCOMMITTEE" shall have the meaning set forth in Section
                  3(d).

            (tt) "SUBSIDIARY" shall mean (1) in the case of an Incentive Stock Option a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code, and (2) in the case of a Nonqualified Stock Option, Restricted Stock, a Restricted Stock Unit or a SAR, in addition to a subsidiary corporation as defined in (1), (A) a limited liability company, partnership or other entity in which the Company controls fifty percent (50%) or more of the voting power or equity interests, or (B) an entity with respect to which the Company possesses the power, directly or indirectly, to direct or cause the direction of the management and policies of that entity, whether through the Company's ownership of voting securities, by contract or otherwise.

            (uu) "TANDEM SARS" shall have the meaning set forth in Section 12(b) of the Plan.

      SECTION 3. ADMINISTRATION OF THE PLAN.

            (a) AUTHORITY. The Plan shall be administered by the Committee. The Committee shall have full and exclusive power to administer the Plan on behalf of the Board, subject to such terms and conditions as the Committee may prescribe. Notwithstanding anything herein to the contrary, the Committee's power to administer the Plan, and actions the Committee takes under the Plan, shall be limited by the provisions set forth in the Committee's charter, as such charter may be amended from time to time, and the further limitation that certain actions may be subject to review and approval by either the full Board or a panel consisting of all of the Independent Directors of the Company.

            (b) POWERS OF THE COMMITTEE. Subject to the other provisions of this Plan, the Committee shall have the authority, in its discretion:

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                  (i)   to grant Incentive Stock Options, Nonqualified Stock
Options, Restricted Stock, Restricted Stock Units, and SARs to Participants and to determine the terms and conditions of such Awards, including the determination of the Fair Market Value of the Shares and the exercise price, and to modify or amend each Award, with the consent of the Participant when required;

                  (ii) to determine the Participants, to whom Awards, if any, will be granted hereunder, the timing of such Awards, and the number of Shares to be represented by each Award;

                  (iii) to construe and interpret the Plan and the Awards granted hereunder;

                  (iv) to prescribe, amend, and rescind rules and regulations relating to the Plan, including the form of Award Agreement, and manner of acceptance of an Award, such as correcting a defect or supplying any omission, or reconciling any inconsistency so that the Plan or any Award Agreement complies with applicable law, regulations and listing requirements and to avoid unanticipated consequences deemed by the Committee to be inconsistent with the purposes of the Plan or any Award Agreement;

                  (v) to establish performance criteria for Awards made pursuant to the Plan in accordance with a methodology established by the Committee, and to determine whether performance goals have been attained;

                  (vi) to accelerate or defer (with the consent of the Participant) the exercise or vested date of any Award;

                  (vii) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Award previously granted by the Committee;

                  (viii) to establish sub-plans, procedures or guidelines for the grant of Awards to Partners, Directors, Consultants and Partners working outside of the United States; and

                  (ix) to make all other determinations deemed necessary or advisable for the administration of the Plan;

      Provided that, no consent of a Participant is necessary under clauses (i) or (vi) if a modification, amendment, acceleration, or deferral, in the reasonable judgment of the Committee confers a benefit on the Participant or is made pursuant to an adjustment in accordance with Section 5.

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            (c)   EFFECT OF COMMITTEE'S DECISION. All decisions, determinations, and interpretations of the Committee shall be final and binding on all Participants, the Company (including its Subsidiaries), any shareholder and all other persons.

            (d) DELEGATION. Consistent with the Committee's charter, as such charter may be amended from time to time, the Committee may delegate (i) to one or more separate committees consisting of members of the Committee or other Directors who are Independent Directors (any such committee a "Subcommittee"), or (ii) to an Executive Officer of the Company, the ability to grant Awards and take the other actions described in Section 3(b) with respect to Participants who are not Executive Officers, and such actions shall be treated for all purposes as if taken by the Committee; provided that the grant of Awards shall be made in accordance with parameters established by the Committee. Any action by any such Subcommittee or Executive Officer within the scope of such delegation shall be deemed for all purposes to have been taken by the Committee.

            (e) ADMINISTRATION. The Committee may delegate the administration of the Plan to an officer or officers of the Company, and such administrator(s) may have the authority to directly, or under their supervision, execute and distribute agreements or other documents evidencing or relating to Awards granted by the Committee under this Plan, to maintain records relating to the grant, vesting, exercise, forfeiture or expiration of Awards, to process or oversee the issuance of Shares upon the exercise, vesting and/or settlement of an Award, to interpret the terms of Awards and to take such other actions as the Committee may specify. Any action by any such administrator within the scope of its delegation shall be deemed for all purposes to have been taken by the Committee and references in this Plan to the Committee shall include any such administrator, provided that the actions and interpretations of any such administrator shall be subject to review and approval, disapproval or modification by the Committee.

      SECTION 4. SHARES SUBJECT TO THE PLAN.

            (a) RESERVATION OF SHARES. The shares of Common Stock reserved under this Plan will include reserved shares of Common Stock that are not subject to a grant or as to which the option award granted has been forfeited under the Former Plans, and an additional 24,000,000 shares of Common Stock. Subject to the provisions of Sections 5 of the Plan, the maximum aggregate number of Shares (adjusted, proportionately, in the event of any stock split or stock dividend with respect to the Shares) which may be granted as Incentive Stock Options under the Plan shall not exceed 21,000,000. The aggregate number of Shares available for issuance under the Plan will be reduced by 2.1 Shares for each Share delivered in settlement of any award of Restricted Stock, Restricted Stock Unit, or SAR and one Share for each Share delivered in settlement of an Option . If an Award expires, is forfeited or becomes unexercisable for any reason without having been exercised in full, the undelivered Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future Awards under the Plan. Without limiting the foregoing, unless the Plan shall have been terminated, Shares underlying an Award that has been exercised, either in part or in full, including any Shares that would otherwise be issued to a Participant that are used to satisfy any withholding tax obligations that arise with respect to any Award, shall become available for future Awards under

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the Plan except to the extent Shares were issued in settlement of the Award.
Shares available for issuance under the Plan shall be increased by any shares of Common Stock subject to outstanding awards under the Former Plans on the date of shareholder approval of the Plan that later cease to be subject to such awards for any reason other than such awards having been exercised, subject to adjustment from time to time as provided in Section 5, which shares of Common Stock shall, as of the date such shares cease to be subject to such awards, cease to be available for grant and issuance under the Former Plans, but shall be available for issuance under the Plan. The Shares may be authorized but unissued, or reacquired shares of Common Stock. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

            (b) TIME OF GRANTING AWARDS. The date of grant of an Award shall, for all purposes, be the date on which the Company completes the corporate action relating to the grant of such Award and all conditions to the grant have been satisfied, provided that conditions to the exercise of an Award shall not defer the date of grant. Notice of a grant shall be given to each Participant to whom an Award is so granted within a reasonable time after the determination has been made.

            (c) SECURITIES LAW COMPLIANCE. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated under either such Act, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

            (d) SUBSTITUTIONS AND ASSUMPTIONS. The Board or the Committee shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code applies, provided such substitutions and assumptions are permitted by
Section 424 of the Code and the regulations promulgated thereunder. The number of Shares reserved pursuant to Section 4(a) may be increased by the corresponding number of Awards assumed and, in the case of a substitution, by the net increase in the number of Shares subject to Awards before and after the substitution.

      SECTION 5. ADJUSTMENTS TO SHARES SUBJECT TO THE PLAN. If any change is made to the Shares by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Shares as a class without the Company's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities and/or the price per Share covered by outstanding Awards under the Plan and (iii) the Maximum Annual Participant Award. The Committee may also make adjustments described in (i)-(iii) of the previous sentence in the event of any distribution of assets to shareholders other than a normal cash dividend. In determining adjustments to be made under this Section 5, the Committee may take into account such factors as it deems appropriate, including the restrictions of applicable law and the potential tax consequences of an adjustment, and in light of such factors may make adjustments that are not uniform or proportionate among outstanding Awards. Adjustments, if any, and any determinations or interpretations, including any determination of whether a distribution is other than a normal cash dividend, made by the Committee shall be final, binding and conclusive. For purposes of this Section 5, conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration."

            Except as expressly provided herein, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.

                                     PART II
                         TERMS APPLICABLE TO ALL AWARDS

      SECTION 6. GENERAL ELIGIBILITY.

            (a) AWARDS. Awards may be granted to Participants who are Partners, Directors or Consultants; provided however that Incentive Stock Options may only be granted to Partners.

            (b) MAXIMUM ANNUAL PARTICIPANT AWARD. The aggregate number of Shares with respect to which an Award or Awards may be granted to any one Participant in any one taxable year of the Company (the "Maximum Annual Participant Award") shall not exceed 1,750,000 shares of Common Stock (increased, proportionately, in the event of any stock split or stock dividend with respect to the Shares). If an Option is in tandem with a SAR, such that the exercise of the Option or SAR with respect to a Share cancels the tandem SAR or Option right, respectively, with respect to each Share, the tandem Option and SAR rights with respect to each Share shall be counted as covering but one Share for purposes of the Maximum Annual Participant Award.

            (c) NO EMPLOYMENT/SERVICE RIGHTS. Nothing in the Plan shall confer upon any Participant the right to an Award or to continue in service as a Partner or Consultant for any period of specific duration, or interfere with or otherwise restrict in any way the rights of the Company (or any Subsidiary employing or retaining such person), or of any Participant, which rights are hereby expressly reserved by each, to terminate such person's services at any time for any reason, with or without cause.

      SECTION 7. PROCEDURE FOR EXERCISE OF AWARDS; RIGHTS AS A SHAREHOLDER.

            (a) PROCEDURE. An Award shall be exercised when written, electronic or verbal notice of exercise has been given to the Company, or the brokerage firm or firms approved by the Company to facilitate exercises and sales under this Plan, in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been received by the Company or the brokerage firm or firms, as applicable. The notification to the brokerage firm shall be made in accordance with procedures of such brokerage firm approved by the Company. Full payment may, as authorized by the Committee, consist of any consideration and method of payment allowable under Section 7(b) of the Plan. The Company shall issue (or cause to be issued) such share certificate promptly upon exercise of the Award. In the event that the exercise of an Award is treated in part as the exercise of an Incentive Stock Option and in part as the exercise of a Nonqualified Stock Option pursuant to Section 10(a), the Company shall issue a share certificate evidencing the Shares treated as acquired upon the exercise of an Incentive Stock Option and a separate share certificate evidencing the Shares treated as acquired upon the exercise of a Nonqualified Stock Option, and shall identify each such certificate accordingly in its share transfer records. No adjustment will be made for a dividend or other right for which the record date is prior to the date the share certificate is issued, except as provided in Section 5 of the Plan.

            (b) METHOD OF PAYMENT. The consideration to be paid for any Shares to be issued upon exercise or other required settlement of an Award, including the method of payment, shall be determined by the Committee at the time of settlement and which forms may include: (i) with respect to an Option, a request that the Company or the designated brokerage firm conduct a cashless exercise of the Option; (ii) cash; and (iii) tender of shares of Common Stock owned by the Participant in accordance with rules established by the Committee from time to time. Shares used to pay the exercise price shall be valued at their Fair Market Value on the exercise date. Payment of the aggregate exercise price by means of tendering previously-owned shares of Common Stock shall not be permitted when the same may, in the reasonable opinion of the Company, cause the Company to record a loss or expense as a result thereof.

            (c) WITHHOLDING OBLIGATIONS. To the extent required by applicable federal, state, local or foreign law, the Committee may and/or a Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise with respect to any Incentive Stock Option, Nonqualified Stock Option, SAR, Restricted Stock or Restricted Stock Units, or any sale of Shares. The Company shall not be required to issue Shares or to recognize the disposition of such Shares until such obligations are satisfied. These obligations may be satisfied by having the Company withhold a portion of the Shares that otherwise would be issued to a Participant under such Award or by tendering Shares previously acquired by the Participant in accordance with rules established by the Committee from time to time.

            (d) SHAREHOLDER RIGHTS. Except as otherwise provided in this Plan, until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the share certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to the Award, notwithstanding the exercise of the Award.

            (e) NON-TRANSFERABILITY OF AWARDS. An Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in exchange for consideration, except that an Award may be transferred by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant; unless the Committee permits further transferability, on a general or specific basis, in which case the Committee may impose conditions and limitations on any permitted transferability.

      SECTION 8. EXPIRATION OF AWARDS.

            (a) EXPIRATION, TERMINATION OR FORFEITURE OF AWARDS. Unless otherwise provided in the applicable Award Agreement or any severance agreement, vested Awards granted under this Plan shall expire, terminate, or otherwise be forfeited as follows:

                  (i) three (3) months after the date the Company delivers a notice of termination of Active Status for a Participant other than a Non-Employee Director, other than in circumstances covered by (ii), (iii), (iv) or (v) below; or thirty-six (36) months after the date a Non-Employee Director ceases to be a Director, other than in circumstances covered by (ii) and (iv) below:

                  (ii) immediately upon termination of a Participant's Active Status for Misconduct;

                  (iii) twelve (12) months after the date on which a Participant other than a Non-Employee Director ceased performing services as a result of his or her total and permanent Disability;

                  (iv) twelve (12) months after the date of the death of a Participant whose Active Status terminated as a result of his or her death; and

                  (v) thirty-six (36) months after the date on which the Participant ceased performing services as a result of Retirement.

            (b) EXTENSION OF TERM. Notwithstanding subsection (a) above, the Committee shall have the authority to extend the expiration date of any outstanding Option, other than an Incentive Stock Option, or SAR in circumstances in which it deems such action to be appropriate (provided that no such extension shall extend the term of an Option or SAR beyond the date on which the Option or SAR would have expired if no termination of the Partner's Active Status had occurred).

      SECTION 9. EFFECT OF CHANGE OF CONTROL. Notwithstanding any other provision in the Plan to the contrary, the following provisions shall apply unless otherwise provided in the most recently executed agreement between the Participant and the Company, or specifically prohibited under applicable laws, or by the rules and regulations of any applicable governmental agencies or national securities exchanges or quotation systems.

            (a) ACCELERATION. Awards of a Participant shall be Accelerated (as defined in Section 9(b) below) as follows:

                  (i) With respect to Non-Employee Directors, upon the occurrence of a Change of Control;

                  (ii) With respect to any Partner, upon the occurrence of a Change of Control described in Section 2(f)(i);

                  (iii) With respect to any Partner who Resigns for Good Reason or whose Active Status is terminated within one year after a Change of Control described in Section 2(f)(ii) or (iii);

                  (iv) With respect to any Partner, upon the occurrence of a Change of Control described in Section 2(f)(iv) in connection with which each Award is not assumed or an equivalent award substituted by such successor entity or a parent or subsidiary of such successor entity; and

                  (v) With respect to any Partner who Resigns for Good Reason or whose Active Status is terminated within one year after a Change of Control described in Section 2(f)(iv) in connection with which each Award is assumed or an equivalent award substituted by the successor entity or a parent or subsidiary of such successor entity.

            (b) DEFINITION. For purposes of this Section 9, Awards of a Participant being "Accelerated" means, with respect to such Participant:

                  (i) any and all Options and SARs shall become fully vested and immediately exercisable, and shall remain exercisable throughout their entire term;

                  (ii) any restriction periods and restrictions imposed on Restricted Stock or Restricted Stock Units that are not performance-based shall lapse; and

                  (iii) the restrictions and deferral limitations and other conditions applicable to any other Awards shall lapse, and such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant.

                                    PART III
           SPECIFIC TERMS APPLICABLE TO OPTIONS, STOCK AWARDS AND SARS

      SECTION 10. GRANT, TERMS AND CONDITIONS OF OPTIONS.

            (a) Designation. Each Option shall be designated in an Award Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Partner during any calendar year (under all plans of the Company) exceeds $100,000, such excess

Options shall be treated as Nonqualified Stock Options. Options shall be taken into account in the order in which they were granted.

            (b) TERMS OF OPTIONS. The term of each Incentive Stock Option shall be no more than ten (10) years from the date of grant. However, in the case of an Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns Shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company or any Parent or Subsidiary, the term of the Option shall be no more than five (5) years from the date of grant. The terms of all Nonqualified Stock Options shall be at the discretion of the Committee.

            (c)   OPTION EXERCISE PRICES.

                  (i) The per Share exercise price under an Incentive Stock Option shall be as follows:

                        (A) If granted to a Partner who, at the time of the grant of such Incentive Stock Option, owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                        (B) If granted to any other Partner, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                  (ii) The per Share exercise price under a Nonqualified Stock Option or SAR shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

                  (iii) In no event shall the Board or the Committee be permitted to Reprice an Option after the date of grant without shareholder approval.

            (d) VESTING. To the extent Options vest and become exercisable in increments, such Options shall cease vesting as of the date of the Optionee's Disability or termination of such Optionee's Active Status for reasons other than Retirement or death, in each of which cases such Options shall immediately vest in full.

            (e) SUBSTITUTION OF STOCK SARS FOR OPTIONS. Notwithstanding anything in this Plan to the contrary, if the Company is required to or elects to record as an expense in its consolidated statements of earnings the cost of Options pursuant to FAS 123 or a similar accounting requirement, the Committee shall have the sole discretion to substitute, without receiving Participants' permission, SARs paid only in stock for outstanding Options; provided, the terms of the substituted stock SARs are the same as the terms of the Options, the number of shares underlying the number of stock SARs equals the number of shares underlying the Options and the difference between the Fair Market Value of the underlying Shares and the grant price of the SARs is equivalent to the difference between the Fair Market Value of the underlying shares and the exercise price of the Options.

            (f) EXERCISE. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee at the time of grant, and as are permissible under the terms of the Plan. An Option may not be exercised for a fraction of a Share.

      SECTION 11. GRANT, TERMS AND CONDITIONS OF STOCK AWARDS.

            (a) DESIGNATION. Restricted Stock or Restricted Stock Units may be granted either alone, in addition to, or in tandem with other Awards granted under the Plan. Restricted Stock or Restricted Stock Units may include a dividend equivalent right, as permitted by Section 5. After the Committee determines that it will offer Restricted Stock or Restricted Stock Units, it will advise the Participant in writing or electronically, by means of an Award Agreement, of the terms, conditions and restrictions, including vesting, if any, related to the offer, including the number of Shares that the Participant shall be entitled to receive or purchase, the price to be paid, if any, and, if applicable, the time within which the Participant must accept the offer. The offer shall be accepted by execution of an Award Agreement or as otherwise directed by the Committee. Restricted Stock Units may be paid as permitted by
Section 7(b). The term of each award of Restricted Stock or Restricted Stock Units shall be at the discretion of the Committee.

            (b) PERFORMANCE CRITERIA. Restricted Stock and Restricted Stock Units granted pursuant to the Plan that are intended to qualify as "performance based compensation" under Section 162(m) of the Code shall be subject to the attainment of performance goals relating to the Performance Criteria selected by the Committee and specified at the time such Restricted Stock and Restricted Stock Units are granted. For purposes of this Plan, "Performance Criteria" means one or more of the following (as selected by the Committee): (i) cash flow; (ii) earnings per share, including as adjusted (A) to exclude the impact of any (1) significant acquisitions or dispositions of businesses by the Company, (2) one-time, non-operating charges, or (3) accounting changes (including the early adoption of any accounting change mandated by any governing body, organization or authority); and (B) for any stock split, stock dividend or other recapitalization; (iii) earnings before interest, taxes, and amortization; (iv) return on equity; (v) total shareholder return; (vi) share price performance;
(vii) return on capital; (viii) return on assets or net assets; (ix) revenue;
(x) income; (xi) operating income; (xii) operating profit; (xiii) profit margin;
(xiv) return on operating revenue; (xv) return on invested capital; (xvi) market price; (xvii) brand recognition/acceptance; (xviii) customer satisfaction; (xix) productivity; or (xx) sales growth and volume. Any of these Performance Criteria may be used to measure the performance of the Company as a whole or any business unit or division of the Company.

            (c) VESTING. Unless the Committee determines otherwise, the Award Agreement shall provide for the forfeiture of the non-vested Shares underlying Restricted Stock or Restricted Stock Units upon the termination of a Participant's Active Status. To the extent that the Participant purchased the Shares granted under such Restricted Stock or Restricted Stock Units and any such Shares remain non-vested at the time the Participant's Active Status terminates, the termination of Active Status shall cause an immediate sale of such non-vested Shares to the Company at the original price per Share paid by the Participant.

      SECTION 12. GRANT, TERMS AND CONDITIONS OF SARS.

            (a) GRANTS. The Committee shall have the full power and authority, exercisable in its sole discretion, to grant SARs to selected Participants. The Committee is authorized to grant both tandem stock appreciation rights, consisting of SARs with underlying Options ("Tandem SARs"), and stand-alone stock appreciation rights ("Stand-Alone SARs") as described below. The terms of SARs shall be at the discretion of the Committee. In no event shall the Board or the Committee be permitted to Reprice a SAR after the date of grant without shareholder approval.

            (b)   TANDEM SARS.

                  (i) Participants may be granted a Tandem SAR, exercisable upon such terms and conditions as the Committee shall establish, to elect between the exercise of the underlying Option for Shares or the surrender of the Option in exchange for a distribution from the Company in an amount equal to the excess of (A) the Fair Market Value (on the Option surrender date) of the number of Shares in which the Participant is at the time vested under the surrendered Option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such vested Shares.

                  (ii) No such Option surrender shall be effective unless it is approved by the Committee, either at the time of the actual Option surrender or at any earlier time. If the surrender is so approved, then the distributions to which the Participant shall become entitled under this Section 12(b) may be made in Shares valued at Fair Market Value (on the Option surrender date), in cash, or partly in Shares and partly in cash, as the Committee shall deem appropriate.

                  (iii) If the surrender of an Option is not approved by the Committee, then the Participant shall retain whatever rights he or she had under the surrendered Option (or surrendered portion thereof) on the Option surrender date and may exercise such rights at any time prior to the later of (A) five (5) business days after the receipt of the rejection notice or (B) the last day on which the Option is otherwise exercisable in accordance with the terms of the instrument evidencing such Option, but in no event may such rights be exercised more than ten (10) years after the date of the Option grant.

            (c)   STAND-ALONE SARS.

                  (i) A Participant may be granted a Stand-Alone SAR not tied to any underlying Option under Section 10 of the Plan. The Stand-Alone SAR shall cover a specified number of Shares and shall be exercisable upon such terms and conditions as the Committee shall establish. Upon exercise of the Stand-Alone SAR, the holder shall be entitled to receive a distribution from the Company in an amount equal to the excess of (A) the aggregate Fair Market Value (on the exercise date) of the Shares underlying the exercised right over (B) the aggregate base price in effect for those Shares.

                  (ii) The number of Shares underlying each Stand-Alone SAR and the base price in effect for those Shares shall be determined by the Committee at the time the Stand-Alone SAR is granted. In no event, however, may the base price per Share be less than the Fair Market Value per underlying Share on the grant date.

                  (iii) The distribution with respect to an exercised Stand-Alone SAR may be made in Shares valued at Fair Market Value on the exercise date, in cash, or partly in Shares and partly in cash, as the Committee shall deem appropriate.

            (d) EXERCISED SARS. The Shares issued in settlement of any SARs exercised under this Section 12 shall not be available for subsequent issuance under the Plan. In accordance with Section 4, Shares underlying any exercised SARs that were not issued in settlement of the SAR shall become available for future issuance under the Plan.

                                     PART IV
                      TERM OF PLAN AND SHAREHOLDER APPROVAL

      SECTION 13. TERM OF PLAN. The Plan shall become effective as of the Effective Date. It shall continue in effect until the tenth anniversary of the Effective Date or until terminated under Section 14 of the Plan or extended by an amendment approved by the shareholders of the Company pursuant to Section 14(a).

      SECTION 14. AMENDMENT AND TERMINATION OF THE PLAN.

            (a) AMENDMENT AND TERMINATION. The Board or the Committee may amend or terminate the Plan from time to time in such respects as the Board may deem advisable (including, but not limited to amendments which the Board deems appropriate to enhance the Company's ability to claim deductions related to stock option exercises); provided that to the extent required by the Code or the rules of Nasdaq or the SEC, shareholder approval shall be required for any amendment of the Plan. Subject to the foregoing, it is specifically intended that the Board or Committee may amend the Plan without shareholder approval to comply with legal, regulatory and listing requirements and to avoid unanticipated consequences deemed by the Committee to be inconsistent with the purpose of the Plan or any Award Agreement.

            (b) PARTICIPANTS IN FOREIGN COUNTRIES. The Committee shall have the authority to adopt such modifications, procedures, and sub-plans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

            (c) EFFECT OF AMENDMENT OR TERMINATION. Any amendment or termination of the Plan shall not affect Awards already granted and such Awards shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company.

      SECTION 15. SHAREHOLDER APPROVAL. The effectiveness of the Plan is subject to approval by the shareholders of the Company in accordance with applicable Nasdaq rules.